UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2006

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 WINKS LANE, BENSALEM, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Equity Grant to Named Executive Officer

Charming Shoppes, Inc. (the “Company”) granted restricted stock units (“RSUs”) to Joseph M. Baron, the Company’s Executive Vice President and Chief Operating Officer who was named in the Company’s 2006 Proxy Statement. The RSUs were approved by the Compensation and Stock Option Committee of the Company’s Board of Directors on June 21, 2006. These grants were made pursuant to the Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan (the “2004 Plan”), which was approved by the Company’s Board of Directors on April 30, 2004 and by the Company’s shareholders on June 24, 2004. The 2004 Plan was filed with the Securities and Exchange Commission on May 19, 2004 as Appendix “B” to the Company’s 2004 Proxy Statement pursuant to Section 14 of the Securities Exchange Act of 1934. Following is a brief description of the general terms of the RSUs, which is qualified in its entirety by reference to the full text of the 2004 Plan filed as “Appendix B” to the Company’s 2004 Proxy Statement and by reference to the full text of the Form of Restricted Stock Units Agreement incorporated by reference as an Exhibit under Section 9.01 of this Report on Form 8-K.

The units granted to Mr. Baron were granted under a Form of Restricted Stock Units Agreement substantially identical to the Form of Restricted Stock Units Agreement incorporated by reference as Exhibit 99.1 to this Report on Form 8-K, except that restrictions on the units awarded lapse as to 33% of the total number of RSUs granted on the last day of the 13th calendar month following the month in which the date of grant occurred, an additional 33% percent of the total number of RSUs on the second anniversary of the date of grant, and the remaining 34% percent of the total number of RSUs on the third anniversary of the date of grant. In general, the RSUs are subject to forfeiture during the restricted period upon termination of employment for any reason other than death, permanent disability, retirement, or involuntary termination by the Company for reasons other than cause (as defined in the Restricted Stock Units Agreement). In addition, the lapse of restrictions on RSUs issued under the Restricted Stock Units Agreement will be accelerated in the event of a change in control of the Company (as defined in the Restricted Stock Units Agreement), and the RSUs will vest immediately. If Mr. Baron elects to defer any of the RSUs pursuant to the Deferred Compensation Plan, the terms of the Deferred Compensation Plan will govern the timing of payment of vested RSUs. The number of RSUs granted under the Restricted Stock Units Agreement to Mr. Baron was 4,444.

Director Compensation Program

The terms of the Company’s non-employee Director compensation program (the “Director Compensation Program”) remain unchanged and as described in the Company’s Form 8-K (File No. 000-07258) dated June 23, 2005 and accepted for filing on June 29, 2005. The equity awards granted on June 22, 2006, the date of the Company’s 2006 Annual Meeting of Shareholders, were granted in accordance with the Directors Compensation Program. In particular, stock options for 7,500 shares were granted to each non-employee Director with an exercise price of $11.28 per share, being the closing price of the Company’s common stock as reported by the NASDAQ National Market on June 22, 2006, the date of the grant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is a list of Exhibits filed as part of this Report on Form 8-K. Where so indicated, Exhibits that were previously filed are incorporated by reference. For Exhibits incorporated by reference, the location of the Exhibit in the previous filing is indicated in parentheses.

Exhibit No.	Description

99.1
Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Units Agreement, incorporated by reference to Form 8-K of the Registrant dated March 15, 2006, filed on March 20, 2006. (File No. 000-07258, Exhibit 99.1).

99.2
Form of Charming Shoppes, Inc. 2003 Non-Employee Directors Compensation Plan Stock Option Agreement, incorporated by reference to Form 8-K of the Registrant dated June 23, 2005, filed on June 29, 2005. (File No. 000-07258, Exhibit 10.1).

99.3
Form of Charming Shoppes, Inc. 2003 Non-Employee Directors Compensation Plan Restricted Share Units Agreement, incorporated by reference to Form 8-K of the Registrant dated June 23, 2005, filed on June 29, 2005. (File No. 000-07258, Exhibit 10.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)
Date: June 26, 2006
/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Form of Charming Shoppes, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Units Agreement, incorporated by reference to Form 8-K of the Registrant dated March 15, 2006, filed on March 20, 2006. (File No. 000-07258, Exhibit 99.1).

99.2
Form of Charming Shoppes, Inc. 2003 Non-Employee Directors Compensation Plan Stock Option Agreement, incorporated by reference to Form 8-K of the Registrant dated June 23, 2005, filed on June 29, 2005. (File No. 000-07258, Exhibit 10.1).

99.3
Form of Charming Shoppes, Inc. 2003 Non-Employee Directors Compensation Plan Restricted Share Units Agreement, incorporated by reference to Form 8-K of the Registrant dated June 23, 2005, filed on June 29, 2005. (File No. 000-07258, Exhibit 10.2).